The
                                     DRESHER
                                 Family of Funds


                                   Prospectus
                                  June 2, 2003


                                   THE DRESHER
                                   INCOME FUND


                           THE DRESHER FAMILY OF FUNDS
                              Twining Office Center
                           715 Twining Road, Suite 202
                                Dresher, PA 19025
                              Phone: (215) 881-7000
                            Toll Free: (888) 980-7500
                               Fax: (215) 881-7001


This prospectus has information about the Fund that you should know before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.


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                               Table of Contents:

THE DRESHER INCOME FUND......................................................1

RISK/RETURN SUMMARY..........................................................1

PERFORMANCE SUMMARY..........................................................2

FEES AND EXPENSES OF THE FUND................................................2

INVESTMENT OBJECTIVES AND STRATEGIES AND RESTRICTIONS........................3

INVESTMENT RISKS.............................................................4

OTHER RISK CONSIDERATIONS....................................................4

MANAGEMENT OF THE DRESHER FAMILY OF FUNDS....................................5

EXECUTION OF PORTFOLIO TRANSACTIONS..........................................5

DETERMINATION OF NET ASSET VALUE.............................................6

HOW TO PURCHASE SHARES.......................................................6

HOW TO REDEEM SHARES.........................................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................9

DISTRIBUTION PLAN...........................................................10

APPENDIX A..................................................................11



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The Dresher Family of Funds is an open-end diversified management investment company. It consists of three separate portfolios. This prospectus provides information about The Dresher Income Fund, its portfolio is referred to herein as the "Fund;" information about the two other portfolios is provided in a separate prospectus. "We" are National Financial Advisors, Inc., the investment manager of the Fund. The Dresher Income Fund invests at least 90% of its assets in individual securities.

                             THE DRESHER INCOME FUND

THE DRESHER INCOME FUND seeks a high and stable rate of current income, consistent with long-term preservation of capital.

The Dresher Income Fund is a diversified fund and designed to offer investors a portfolio of high-quality fixed-income securities. The Fund is a no load fund. It sells and redeems its shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Fund shares or any fees imposed upon redemption. The Fund does not charge deferred sales charges, and has suspended 12b-l distribution fees indefinitely.

                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations
(CMOs) and others rated "BBB" or better by either S&P or Moody's.


The proportions held in the various fixed-income securities will be revised in light of the manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, the manager will consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks section.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

You could lose money on your investment in the Fund, or the Fund could under perform other investments, for any of the following reasons:

o Bond prices decline due to rising interest rates.
o A bond issuer's financial condition deteriorates, or it fails to repay interest and principal in a timely manner.
o Early repayment of principal of mortgage-related securities (e.g., prepayment of principal due to sale of the underlying property, refinancing due to lower market rates, or foreclosure) exposes the Fund to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and volatility of a mortgage-related security.



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                               PERFORMANCE SUMMARY


The Dresher Income Fund's inception date is February 3, 2003 and, therefore, it has no history of operations and cannot provide a summary of its performance.



                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


Sales Charge (Load) Imposed on Purchases                     None
Sales (Load) Imposed on Reinvested Dividends                 None
Deferred Sales Fees (Load)                                   None
Exchange Fee                                                 None
Redemption Fee                                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                                          Income
                                                                            Fund

Management Fees                                                  0.30%
Distribution (12b-l) Fees (1)                                    0.25%
Other Expenses (2)                                               0.30%
                                                                ------
Total Annual Fund Operating Expenses                             0.85%
Fee Waiver (1)                                                  -0.25%
                                                                ------
Net Expenses                                                     0.60%
                                                                ======


1.   All 12b-1 distribution fees have been suspended through June 30,2004.

2. Other expenses are the contracted minimum fee for administrative services for the current year and include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, and expenses of non-interested Trustees and general administrative expenses. This does not include extraordinary expenses, if any.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year             3 Years
Income Fund                      $61                $192




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              INVESTMENT OBJECTIVES AND STRATEGIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND STRATEGIES


The Fund's primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) investment-grade debt securities rated Baa or higher by Moody's or BBB or higher by S&P., (3) unrated securities if deemed to be of investment-grade quality by the manager; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating categories.

In addition, the Fund will invest no more than 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. No more than 10% of the Fund may be invested in other mutual funds. No more than 10% of the Fund may be invested in unrated fixed-income securities, and only if deemed to be of investment-grade quality by the manager.


The proportions held in the various fixed-income securities will be revised as appropriate in light of the manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, the manager will take many factors into consideration including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which the manager believes to be undervalued) and making gradual adjustments in the average maturity of the Fund's portfolio.

The average maturity of the Fund's portfolio at any given time depends, in part, on the manager's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. The Fund normally invests in an array of securities with short-, intermediate-and long-term maturities in varying proportions.

Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, the manager may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.


In seeking to achieve the objectives of the Fund, the manager may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery, and lend portfolio securities. (See Appendix A for explanation of these terms.) The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without 30 days prior notice to shareholders.


The Fund maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).



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INVESTMENT RESTRICTIONS

The Fund has adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. The Fund may not: (a) invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. government, nor acquire more than 10% of the voting securities of any one issuer; (b) concentrate investments of more than 25% of the value of its total assets in any one industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or related repurchase agreements) ; (c) borrow money except as a temporary measure for extraordinary or emergency purposes; (d) make loans to other persons, except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors, and except to the extent that purchases on a "when issued" or delayed basis may be deemed "lending." The investment restrictions described in this paragraph and in the Statement of Additional Information ("SAI") may be changed only with the approval of that Fund's shareholders.

                                INVESTMENT RISKS

You should understand that all U.S. and foreign investments involve risks, and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Prices of fixed-income securities are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall, and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed.

The Fund will be invested primarily (65%) in higher-quality debt securities. Therefore, the Fund may not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk, and greater price fluctuation. It should be noted that securities rated Baa or BBB or below have speculative characteristics. Securities rated BB may yield a higher level of current income than higher- quality securities, but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S&P's rating categories is included in the Appendix A.

In addition, the value of fixed-income securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which a Fund invests will cause the Fund's share price to fluctuate. An investment in the Fund, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund's share price.

                            OTHER RISK CONSIDERATIONS

Some of the risks associated with these investment policies are described in Appendix A to this prospectus.



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                    MANAGEMENT OF THE DRESHER FAMILY OF FUNDS

TRUSTEES

The business and affairs of the The Dresher Family of Funds are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of The Dresher Family of Funds may be found in the SAI under "Management of the Trust."

INVESTMENT MANAGER


National Financial Advisors, Inc. is the investment manager to the funds. We maintain our principal office at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. In addition to serving as investment adviser to The Dresher Family of Funds and its Funds, we provide investment supervisory services on a continuous basis to high networth individuals, pension and profit sharing plans, corporations, partnerships, trusts, and estates, including charitable organizations. Pursuant to an Investment Management Agreement with The Dresher Family of Funds, we are responsible for the investment management of each Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Funds' investments. For the services provided to the Income Fund, we are entitled to receive from the Fund a fee, payable monthly, at the annual rate of 0.60% of average daily net assets.


We are a subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation with interests primarily in the financial services industry. The National Advisory Group is a subsidiary of PennRock Financial Services Corp., a Pennsylvania Bank holding company with assets of $1 billion as of December 31, 2002. The National Advisory Group also owns NFA Brokerage Services, the NASD Registered mutual funds only broker/dealer through which shares of each Fund are offered, and National Shareholder Services, Inc., the Funds' transfer agent, dividend paying agent, and shareholder service agent.


David S. Butterworth has been the person primarily responsible for the management of the portfolio of each of The Dresher Family of Funds since March 2001. Mr. Butterworth is President of National Financial Advisors. He also serves as Vice President and Portfolio Manager of Blue Ball National Bank, PennRock Financial Services Corporation's wholly-owned bank subsidiary. In that capacity he is responsible for management of employee benefit plans, investment management accounts, and trust accounts on behalf of Blue Ball National Bank. Before joining the bank, Mr. Butterworth managed a broker/dealer office for F.J. Morrissey & Co., Inc. from 1997 to 1999, and was president of D.S. Butterworth & Co., Inc., an investment advisor and broker/dealer, from 1992 to 1997. Mr. Butterworth served as portfolio manager for the Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

We generally place orders for the purchase and sale of portfolio securities for the Fund through brokers that provide the best pricing and execution services, and we may give preference to certain brokers that provide research and market data or are a primary agent or underwriter of the security issuer.



                                        5
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                        DETERMINATION OF NET ASSET VALUE

The share price or net asset value of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, normally at 4:00 p.m., Eastern Time. The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of outstanding shares of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's share is effected is based on the next calculation of net asset value after the redemption request is placed.

Shares of other mutual funds are valued at their respective net asset values. These funds value securities in their portfolios for which market quotations are readily available at their current market value, generally the last reported sale price, and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of these funds. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

If market quotations are not readily available, securities are valued at their fair market value as determined in good faith in accordance with procedures established by and under the general supervision of The Dresher Family of Funds' Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.


                             HOW TO PURCHASE SHARES

Shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order in proper form by National Shareholder Services, the transfer agent. (Proper form means all account application forms properly completed and signed, and receipt of cleared funds.) The Funds are open for business each day that the New York Stock Exchange is open. The Funds calculate their share prices each business day after the close of the NYSE. A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order by the transfer agent before the close of business (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

Your initial investment in a Fund ordinarily must be at least $10,000, except that The Dresher Family of Funds reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum investment is waived for purchases by Trustees, officers of The Dresher Family of Funds and private clients of PennRock Financial Services Corp. and its subsidiaries, including members of such persons' immediate families. Each Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Dresher Family of Funds may reject any purchase order.

You may open an account and make an initial investment in either Fund by sending a check and completed account application form to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box 160, Blue Ball, Pennsylvania 17506-0160. Checks should be made payable to The Dresher Family of Funds. An account application kit is included with this prospectus. If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the transfer agent in the transaction.

You may also purchase shares of the Fund by wire. Please call the transfer agent at (888) 980-7500 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Investment in a Fund will be made at the Fund's net asset value next determined after your wire is received together with the account information outlined above. If the Fund does not receive timely and completed account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the transfer agent. Banks may impose a charge for sending a wire. There is presently


                                        6
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no fee for receipt of wired funds, but the transfer agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

The Dresher Family of Funds mails you confirmations of all purchases or redemptions of shares of the Fund. With your prior consent, The Dresher Family of Funds will transmit confirmations and other statements to you by e-mail or other electronic media in compliance with SEC guidelines. You may revoke your consent to receive such confirmations and statements electronically at any time and thereafter will receive hard copies of all such confirmations and statements. Regardless, you may request hard copies at any time.

The Funds' account application contains certain provisions limiting the liability of The Dresher Family of Funds, the transfer agent and certain of their affiliates for certain claims and costs, including losses resulting from unauthorized shareholder transactions relating to the various services made available to investors, for example, telephone redemptions and exchanges.

You may purchase and add shares to your account ($100 minimum) directly by mail or by bank wire or through a dealer. Each additional purchase request must contain the account name and number to permit proper crediting.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans offered by PennRock Financial Services Corporation and its subsidiaries:

o Keogh Plans for self-employed individuals.
o Individual retirement account (IRA plans for individuals and their non-employed spouses.)
o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with 401(k) provisions.
o 403(b) (7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that The Dresher Family of Funds is open for business. You will receive the net asset value per share next determined after receipt by the transfer agent of your redemption request in the form described below. The Dresher Family of Funds will generally send your redemption payment by mail or by wire within three business days after receipt of redemption request. However, payment in redemption of shares purchased by check will be made only after the check has been collected, which may take up to 15 days from the purchase date. You may eliminate this delay by purchasing shares of the Funds by certified check or wire.

BY TELEPHONE

To redeem by telephone, call the transfer agent at (888) 980-7500. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account at any commercial bank or brokerage firm in the United States as designated on the application. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account designated under this procedure at any time by writing to the transfer agent, or by completing a supplemental telephone redemption authorization form. Contact the transfer agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither The Dresher Family of Funds nor the transfer agent, nor their affiliates, will be liable for complying with telephone instructions any of them reasonably believes to be genuine or for any loss, damage, costs or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Dresher Family of


                                        7
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Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If The Dresher Family of Funds and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation by mail or, if the shareholder has given its consent to receipt of confirmation by such means, by e-mail, in compliance with SEC guidelines, of the transactions and/or tape recording telephone instructions.

BY MAIL

You may redeem your shares by mail by writing directly to the transfer agent, National Shareholder Services, Inc., c/o Blue Ball National Bank, P.O. Box 160, Blue Ball, Pennsylvania 17506-0160. The redemption request must be signed exactly as your name appears on the Funds' records and must include the account number. If the shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

THROUGH BROKER-DEALERS

You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the transfer agent of your wire redemption request. It is the responsibility of broker-dealers to promptly and properly transmit wire redemption orders.




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                     OTHER INFORMATION CONCERNING REDEMPTION

This Fund reserves the right to take up to seven days to make payment if, in our judgment, the Fund could be affected adversely by immediate payment. In addition, the right of redemption may be suspended or the date of payment postponed:

o for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;
o when trading in the markets that the Fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or
o    for any other periods as the SEC by order may permit.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Each Fund will pay all redemptions, up to the lesser of $250,000 or 1% of its net assets per shareholder per 90-day period, in cash. The Funds may pay redemptions above such limits wholly or partly "in kind" with fixed-income securities or other assets in which the Fund invests. Nevertheless, redemption requests above the limits will usually be paid wholly in cash unless we believe that economic or market conditions exist that would make such cash payments against the Fund's best interests. If redemption proceeds are paid in kind, such securities will be valued as set forth under the caption "Determination of Net Asset Value."

The Dresher Family of Funds reserves the right to close your account and redeem your shares if the aggregate value of your account drops below $10,000 based on actual amounts invested and previously redeemed, without regard to market fluctuations. After notification to you of the intention to close your account, you will be given 30 days to increase the net invested value of your account to $10,000.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the transfer agent. The request must be signed exactly as your name appears on the account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent. Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. An exchange constitutes a sale of shares, which may cause you to recognize a capital loss or gain.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by the Fund from a mutual fund owned by the Fund, including dividends and distributions of short-term capital gains, will be distributed by the Fund, after deductions for expenses, and will be taxable to you as ordinary income. Distributions of net capital gains received by the Fund from other mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale or redemption of mutual fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains, even if you have held the shares for less than one year. If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous also because they may be offset in full by capital losses. By contrast, no ordinary income received by corporations, and only the first $3,000 of ordinary income received by individuals, may be offset by capital losses. For purposes of determining the character of income received by the Fund when another mutual fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long- term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by the Fund on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long- term capital loss to the extent of the gain distribution.

The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

The Fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Fund and its shareholders will not be characterized as capital gain dividends but may be ordinary income.


Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss. An exchange of the Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax. Each year The Dresher Family of Funds will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of the Fund in your particular circumstances.


The Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.




                            DISTRIBUTION PLAN


The Dresher Family of Funds adopted a distribution and shareholder services plan (a 12b-1 plan) under which the Fund is permitted to pay the distributor a fee at the annual rate of up to 0.25% of average daily net assets for the sale of its shares and services provided to shareholders. The distributor may use the fee to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares or provided information to prospective investors,and to defray other expenses such as prospectus printing and distribution, advertising and shareholder servicing costs. Should the fees exceed the distributor's expenses in any year, the distributor would realize a profit. If the distribution and shareholder service fees would be paid out of Fund assets on an ongoing basis, they would, over time, increase the costs of your investment and may cost more than other types of sales charges. The Fund's Trustees have suspended all 12b-1 distribution fees through June 30,2004.

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                                   APPENDIX A

CORPORATE DEBT OBLIGATIONS: The Fund will invest in the corporate debt obligations (bonds) of domestic corporations that are rated BBB or better by S&P, or Baa or better by Moody's. Bonds in these top four ratings categories are considered "investment grade." Bonds in the top two categories are considered "high quality." A debt rating by Moody's or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information or for other circumstances.

The following is a description of the characteristics of ratings as published by Moody's and S&P.

RATINGS BY MOODY'S (MOODY'S INVESTORS SERVICE)

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge,". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S&P (STANDARD & POOR'S RATINGS GROUP)

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated groups.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher-rated groups.

         BB, B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

U.S. GOVERNMENT OBLIGATIONS: A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks, and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to U.S. government-established or sponsored agencies. Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund's shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.


MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than expected. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the Fund. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized Mortgage Obligations (CMOs) are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches,", of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. The Manager will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

All CMOs purchased by the Fund will be issued or guaranteed by an agency of the U.S. government or have a AA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of
CMOs). In a falling interest rate environment, the mortgage securities may be pre-paid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

WHEN ISSUED When a security is purchased on a "when issued" basis, it means that an order is placed, and payment made, before a security is available to be delivered, and before an absolute delivery date is established. If the security is not issued, the purchase price is returned.

DELAYED DELIVERY When a security is purchased on a delayed delivery basis, it means that an order is placed, and payment made, for delivery on or before a specific future date that is beyond the traditional settlement date for such type of security. The traditional settlement date is generally the third business day after the trade date, known as "T+3."

LEND PORTFOLIO SECURITIES Lending portfolio securities means lending securities that the Fund owns long in its portfolio to brokers and other securities professionals. This practice may be used by the Fund to generate fee income that is paid by the broker borrowing the security. Securities are borrowed to cover delivery requirements, and to cover short positions by the brokers and their clients.

                             ADDITIONAL INFORMATION

You will find additional information about the Funds in the Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other Trust documents may be obtained without charge from the following sources:

By Phone:             1-888-980-7500

By Internet:          http://www.dresherfunds.com
By e-mail request to: invest@dresherfunds.com

By Mail:              National Shareholder Services, Inc.
                        Twining Office Center, Suite 202
                      715 Twining Road
                      Dresher, PA 19025

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC at 202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section of the SEC, Washington, D.C. 20549.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).





(Investment Company Act File No. 811-08177)